Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	June 2016

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable June 30, 2016, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0651	52%	0.4308	47%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0599	48%	0.4817	53%
Total (per common share)	0.1250	100%	0.9125	100%

Average annual total return (in relation to NAV) for the 5 years ending on 5/31/2016				4.32%
Annualized current distribution rate expressed as a percentage of NAV as of 5/31/2016				6.89%

Cumulative total return (in relation to NAV) for the fiscal year through 5/31/2016				7.48%
Cumulative fiscal year distributions as a percentage of NAV as of 5/31/2016				4.19%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	July 2016

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable July 29, 2016, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0625	50%	0.4907	47%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0625	50%	0.5468	53%
Total (per common share)	0.1250	100%	1.0375	100%

Average annual total return (in relation to NAV) for the 5 years ending on 6/30/2016				5.26%
Annualized current distribution rate expressed as a percentage of NAV as of 6/30/2016				6.63%

Cumulative total return (in relation to NAV) for the fiscal year through 6/30/2016				12.38%
Cumulative fiscal year distributions as a percentage of NAV as of 6/30/2016				4.58%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	August 2016

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable August 31, 2016, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0611	49%	0.5491	47%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0639	51%	0.6134	53%
Total (per common share)	0.1250	100%	1.1625	100%

Average annual total return (in relation to NAV) for the 5 years ending on 7/31/2016				5.64%
Annualized current distribution rate expressed as a percentage of NAV as of 7/31/2016				6.60%

Cumulative total return (in relation to NAV) for the fiscal year through 7/31/2016				13.63%
Cumulative fiscal year distributions as a percentage of NAV as of 7/31/2016				5.11%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	September 2016

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable September 30, 2016, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0563	45%	0.6163	48%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0687	55%	0.6712	52%
Total (per common share)	0.1250	100%	1.2875	100%

Average annual total return (in relation to NAV) for the 5 years ending on 8/31/2016				6.62%
Annualized current distribution rate expressed as a percentage of NAV as of 8/31/2016				6.45%

Cumulative total return (in relation to NAV) for the fiscal year through 8/31/2016				16.84%
Cumulative fiscal year distributions as a percentage of NAV as of 8/31/2016				5.54%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	October 2016

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable October 31, 2016, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0582	47%	0.6764	48%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0668	53%	0.1523	11%
Return of Capital	0.0000	0%	0.5838	41%
Total (per common share)	0.1250	100%	1.4125	100%

Average annual total return (in relation to NAV) for the 5 years ending on 9/30/2016				7.91%
Annualized current distribution rate expressed as a percentage of NAV as of 9/30/2016				6.23%

Cumulative total return (in relation to NAV) for the fiscal year through 9/30/2016				21.66%
Cumulative fiscal year distributions as a percentage of NAV as of 9/30/2016				5.87%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	November 2016

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable November 30, 2016, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0508	41%	0.7124	46%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0742	59%	0.3771	25%
Return of Capital	0.0000	0%	0.4480	29%
Total (per common share)	0.1250	100%	1.5375	100%

Average annual total return (in relation to NAV) for the 5 years ending on 10/31/2016				5.94%
Annualized current distribution rate expressed as a percentage of NAV as of 10/31/2016				6.43%

Cumulative total return (in relation to NAV) for the fiscal year through 10/31/2016				18.58%
Cumulative fiscal year distributions as a percentage of NAV as of 10/31/2016				6.59%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseadvisors.com